Exhibit 99.2

Supplemental Financial Information

For the three and six months ended June 30, 2007

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate overview
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares	3

Financial data
Supplemental FFO information	4
Capital expenditures	5

Operational data
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9

Balance sheet information
Debt summary	10
Outstanding debt by maturity	11

This supplemental financial information should be read in connection with the Company’s second quarter 2007 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date August 2, 2007) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States.  The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of June 30, 2007, the Operating Partnership owned or had an ownership interest in 73 regional shopping centers and 18 community shopping centers aggregating approximately 77 million square feet of gross leasable area (“GLA”).  These 91 regional and community shopping centers are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the company, unless the context indicates otherwise.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
dollars in thousands except per share data	6/30/2007	12/31/2006	12/31/2005	12/31/2004
Closing common stock price per share	$82.42	$86.57	$67.14	$62.80
52 week high	$103.59	$87.10	$71.22	$64.66
52 week low	$68.80	$66.70	$53.10	$38.90

Shares outstanding at end of period
Class A participating convertible preferred units	2,855,393	2,855,393	2,855,393	—
Class A non-participating convertible preferred units	219,828	287,176	287,176	—
Series A cumulative convertible redeemable preferred stock	3,627,131	3,627,131	3,627,131	3,627,131
Common shares and operating partnership units	84,253,796	84,767,432	73,446,422	72,923,605
Total common and equivalent shares outstanding	90,956,148	91,537,132	80,216,122	76,550,736

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,741,937	$6,620,271	$6,863,690	$4,377,388

Equity market capitalization	7,496,606	7,924,369	5,385,710	4,807,386

Total market capitalization	$14,238,543	$14,544,640	$12,249,400	$9,184,774

Leverage ratio (%) (a)	47.4%	45.5%	56.0%	47.7%

Floating rate debt as a percentage of total market capitalization	3.4%	9.5%	13.0%	13.0%

Floating rate debt as a percentage of total debt	7.1%	20.8%	35.7%	27.0%

(a) Debt as a percentage of total market capitalization

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares

	Operating Partnership (“OP”) Units	Company Common Shares	Class A Participating Convertible Preferred Units (“PCPU’s”)	Class A Non- Participating Convertible Preferred Units (“NPCPU’s”)	Series A Cumulative Convertible Redeemable Preferred Stock	Total Common and Equivalent Shares

Balance as of December 31, 2006	13,199,524	71,567,908	2,855,393	287,176	3,627,131	91,537,132

Repurchase of common shares	—	(807,000)	—	—	—	(807,000)

Conversion of OP units to common shares	(395,756)	395,756	—	—	—	—

Conversion of NPCPU’s to common shares	—	67,348	—	(67,348)	—	—

Conversion of OP units to cash	(598)	—	—	—	—	(598)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	225,704	—	—	—	225,704

Balance as of March 31, 2007	12,803,170	71,449,716	2,855,393	219,828	3,627,131	90,955,238

Conversion of OP units to common shares	(191,263)	191,263	—	—	—	—

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	910	—	—	—	910

Balance as of June 30, 2007	12,611,907	71,641,889	2,855,393	219,828	3,627,131	90,956,148

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations (“FFO”) Information (a)

	As of June 30,
dollars in millions	2007	2006

Straight line rent receivable	$52.5	$43.7

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2007	2006	2007	2006

Lease termination fees	$3.1	$2.3	$6.5	$11.3

Straight line rental income	$3.2	$3.1	$4.8	$5.5

Gain on sales of undepreciated assets	$(0.2)	$3.5	$0.7	$3.6

Amortization of acquired above- and below-market leases (SFAS 141)	$3.5	$4.3	$7.5	$8.9

Amortization of debt premiums	$3.5	$4.5	$7.4	$9.3

Interest capitalized	$9.7	$3.3	$15.6	$8.4

(a) All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended	Year Ended	Year Ended	Year Ended
dollars in millions	6/30/07	12/31/06	12/31/05	12/31/04
Consolidated Centers
Acquisitions of property and equipment	$3.3	$580.5	$1,767.2	$301.1
Development, redevelopment and expansions of Centers	240.7	184.3	77.2	139.3
Renovations of Centers	14.6	51.4	51.1	21.2
Tenant allowances	8.9	27.0	21.8	10.9
Deferred leasing charges	13.3	21.6	21.8	16.8
Total	$280.8	$864.8	$1,939.1	$489.3

Joint Venture Centers (a)
Acquisitions of property and equipment	$1.9	$28.7	$736.4	$41.1
Development, redevelopment and expansions of Centers	7.6	48.8	79.4	6.6
Renovations of Centers	5.2	8.1	32.2	10.1
Tenant allowances	4.6	13.8	8.9	10.5
Deferred leasing charges	2.1	4.3	5.1	3.7
Total	$21.4	$103.7	$862.0	$72.0

(a) All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot (a)

	Consolidated Centers	Unconsolidated Centers	Total Centers
6/30/2007 (b)	$443	$474	$458
12/31/06	$435	$470	$452
12/31/05	$395	$440	$417
12/31/04	$368	$414	$391

(a) Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months.  Sales per square foot are based on tenants 10,000 square feet and under, for regional malls.

(b) Due to tenant sales reporting timelines, the data presented is as of May 31, 2007.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers (a)	Unconsolidated Centers (a)	Total Centers (a)
6/30/07	92.9%	93.5%	93.2%
12/31/06	93.0%	94.2%	93.6%
12/31/05	93.2%	93.8%	93.5%
12/31/04	92.6%	92.4%	92.5%

(a) Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF (a)	Average Base Rent PSF on Leases Commencing During the Period (b)	Average Base Rent PSF on Leases Expiring (c)
Consolidated Centers
06/30/07	$38.27	$42.67	$34.21
12/31/06	$37.55	$38.40	$31.92
12/31/05	$34.23	$35.60	$30.71
12/31/04	$32.60	$35.31	$28.84

Joint Venture Centers
06/30/07	$38.65	$46.38	$34.87
12/31/06	$37.94	$41.43	$36.19
12/31/05	$36.35	$39.08	$30.18
12/31/04	$33.39	$36.86	$29.32

(a) Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company.  Leases for La Encantada and the expansion area of Queens Center were excluded for Years 2005 and 2004.

(b) The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenant leases 10,000 square feet and under.  Lease signings for La Encantada and the expansion area of Queens Center were excluded for Years 2005 and 2004.

(c) The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year.  Leases for La Encantada and the expansion area of Queens Center were excluded for Years 2005 and 2004.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
Consolidated Centers	2006	2005	2004
Minimum rents	8.1%	8.3%	8.3%
Percentage rents	0.4%	0.5%	0.4%
Expense recoveries (a)	3.7%	3.6%	3.7%
Total	12.2%	12.4%	12.4%

	For Years Ended December 31,
Joint Venture Centers	2006	2005	2004
Minimum rents	7.2%	7.4%	7.7%
Percentage rents	0.6%	0.5%	0.5%
Expense recoveries (a)	3.1%	3.0%	3.2%
Total	10.9%	10.9%	11.4%

(a) Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary

	As of June 30, 2007
dollars in thousands	Fixed Rate	Variable Rate (a)	Total
Consolidated debt	$4,791,523	$284,939	$5,076,462
Unconsolidated debt	1,472,698	192,777	1,665,475
Total debt	$6,264,221	$477,716	$6,741,937

Weighted average interest rate	5.57%	6.20%	5.62%

Weighted average maturity (years)			4.48

(a) Excludes swapped floating rate debt.  Swapped debt is included in fixed debt category.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity

dollars in thousands	As of June 30, 2007
Center/Entity	Maturity Date	Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:

Borgata (b)	10/11/07	5.39%	$14,609	$—	$14,609
Victor Valley, Mall of	03/01/08	4.60%	51,823	—	51,823
Westside Pavilion	07/01/08	6.67%	92,779	—	92,779
Village Fair North	07/15/08	5.89%	11,046	—	11,046
Fresno Fashion Fair	08/10/08	6.52%	64,095	—	64,095
South Towne Center	10/10/08	6.61%	64,000	—	64,000
Queens Center	03/01/09	6.88%	91,283	—	91,283
South Plains Mall	03/01/09	8.22%	59,209	—	59,209
Carmel Plaza	05/01/09	8.18%	26,465	—	26,465
Paradise Valley Mall	05/01/09	5.89%	21,698	—	21,698
Northridge Mall	07/01/09	4.84%	81,826	—	81,826
Wilton Mall	11/01/09	4.79%	45,614	—	45,614
Macerich Partnership Term Loan (c)	04/25/10	6.30%	450,000	—	450,000
Macerich Partnership Line of Credit (d)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.89%	64,884	—	64,884
Eastview Commons	09/30/10	5.46%	8,966	—	8,966
Santa Monica Place	11/01/10	7.70%	79,545	—	79,545
Valley View Center	01/01/11	5.72%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	179,688	—	179,688
Shoppingtown Mall	05/11/11	5.01%	45,435	—	45,435
Capitola Mall	05/15/11	7.13%	40,166	—	40,166
Freehold Raceway Mall	07/07/11	4.68%	180,600	—	180,600
Pacific View	08/31/11	7.16%	82,881	—	82,881
Pacific View	08/31/11	7.00%	6,676	—	6,676
Rimrock Mall	10/01/11	7.45%	43,146	—	43,146
Prescott Gateway	12/01/11	5.78%	60,000	—	60,000
The Macerich Company - Convertible Senior Notes (e)	03/15/12	3.48%	941,056	—	941,056
Tucson La Encantada	06/01/12	5.60%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.14%	103,423	—	103,423
Chandler Fashion Center	11/01/12	6.00%	67,944	—	67,944
Towne Mall	11/01/12	4.99%	15,066	—	15,066
Pittsford Plaza (f)	01/01/13	5.02%	15,872	—	15,872
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/31/13	7.00%	218,861	—	218,861
Greeley - Defeaseance	09/01/13	6.18%	27,981	—	27,981
FlatIron Crossing	12/01/13	5.23%	189,412	—	189,412
Great Northern Mall	12/01/13	5.19%	40,618	—	40,618
Eastview Mall	01/18/14	5.10%	101,943	—	101,943
Fiesta Mall	01/01/15	4.88%	84,000	—	84,000
Flagstaff Mall	11/01/15	4.97%	37,000	—	37,000
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.79%	115,000	—	115,000
Marketplace Mall (g)	12/10/17	5.30%	14,968	—	14,968
Chesterfield Towne Center	01/01/24	9.07%	56,445	—	56,445
Total Fixed Rate Debt for Consolidated Assets		5.49%	$4,791,523	$—	$4,791,523

Greece Ridge Center	11/06/07	5.97%	—	72,000	72,000
La Cumbre Plaza	08/09/08	6.20%	—	30,000	30,000
Twenty Ninth Street	06/05/09	6.12%	—	105,176	105,176
Casa Grande (h)	08/16/09	6.75%	—	13,763	13,763
Panorama Mall	02/28/10	6.16%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	6.47%	—	14,000	14,000
Total Floating Rate Debt for Consolidated Assets		6.15%	$—	$284,939	$284,939
Total Debt for Consolidated Assets		5.53%	$4,791,523	$284,939	$5,076,462

	As of June 30, 2007
Center/Entity	Maturity Date	Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
II. Unconsolidated Joint Ventures (At Company’s pro rata share):

Scottsdale Fashion Square (50%) (i)	08/31/07	5.39%	$78,111	$—	$78,111
Scottsdale Fashion Square (50%) (i)	08/31/07	5.39%	33,328	—	33,328
Metrocenter Mall (15%) (j)	02/09/08	4.80%	16,800	—	16,800
Broadway Plaza (50%)	08/01/08	6.68%	30,494	—	30,494
Chandler Festival (50%)	10/01/08	4.37%	15,012	—	15,012
Chandler Gateway (50%)	10/01/08	5.19%	9,469	—	9,469
Washington Square (51%)	02/01/09	6.70%	50,768	—	50,768
Inland Center (50%)	02/11/09	4.64%	27,000	—	27,000
Biltmore Fashion Park (50%)	07/10/09	4.68%	38,997	—	38,997
Redmond Office (51%)	07/10/09	6.77%	34,747	—	34,747
Redmond Retail (51%)	08/01/09	4.81%	37,106	—	37,106
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	32,932	—	32,932
Ridgmar (50%)	04/11/10	6.07%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.06%	29,405	—	29,405
Cascade (51%)	07/01/10	5.10%	20,267	—	20,267
Stonewood Mall (51%)	12/11/10	7.41%	37,958	—	37,958
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	26,836	—	26,836
Hilton Village (50%)	02/01/12	5.21%	4,300	—	4,300
SanTan Village Phase 2 (34.9%)	02/01/12	5.33%	15,705	—	15,705
Northpark Center (50%)	05/10/12	5.41%	94,169	—	94,169
NorthPark Center (50%)	05/10/12	8.33%	41,913	—	41,913
NorthPark Land (50%)	05/10/12	8.33%	40,484	—	40,484
Kierland Greenway (24.5%)	01/01/13	5.85%	16,039	—	16,039
Kierland Main Street (24.5%)	01/02/13	4.99%	3,821	—	3,821
Tyson’s Corner (50%)	02/17/14	4.78%	170,504	—	170,504
Lakewood Mall (51%)	06/01/15	5.41%	127,500	—	127,500
Eastland Mall (50%)	06/01/16	5.79%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.79%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.83%	60,212	—	60,212
Mesa Mall (50%)	06/01/16	5.79%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.79%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.79%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.83%	23,443	—	23,443
West Acres (19%)	10/01/16	6.41%	13,153	—	13,153
Total Fixed Rate Debt for Unconsolidated Assets		5.83%	$1,472,698	$—	$1,472,698

NorthPark Land (50%)	08/30/07	8.25%	—	3,500	3,500
Camelback Colonnade (75%)	10/09/07	6.01%	—	31,125	31,125
Boulevard Shops (50%)	12/16/07	6.57%	—	10,700	10,700
Chandler Village Center (50%)	12/19/07	6.97%	—	8,643	8,643
Metrocenter Mall (15%)	02/09/08	8.73%	—	3,240	3,240
Desert Sky Mall (50%)	03/06/08	6.42%	—	25,750	25,750
Superstition Springs Center (33.3%)	09/09/08	5.69%	—	22,498	22,498
Kierland Tower Lofts (15%)	12/14/08	7.13%	—	4,252	4,252
Washington Square (51%)	02/01/09	7.32%	—	16,769	16,769
Los Cerritos Center (51%)	07/01/11	5.88%	—	66,300	66,300
Total Floating Rate Debt for Unconsolidated Assets		6.28%	$—	$192,777	$192,777
Total Debt for Unconsolidated Assets		5.89%	$1,472,698	$192,777	$1,665,475

Total Debt		5.62%	$6,264,221	$477,716	$6,741,937
Percentage to Total			92.91%	7.09%	100.00%

(a)   The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts.

(b)   This loan was paid off in full on July 11, 2007.

(c)    This debt has an interest rate swap agreement which effectively fixes the interest rate from December 1, 2005 to April 25, 2010.

(d)   This debt has an interest rate swap agreement which effectively fixes the interest rate from September 12, 2006 to April 25, 2011.

(e)    These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $9.4 million and the annual interest rate represents the effective interest rate, including the discount.

(f)     This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 63.64%.

(g)   This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 37.5%.

(h)   This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 51.3%.

(i)    On July 2, 2007, the joint venture replaced the existing loan with a new $550 million fixed rate loan bearing interest at 5.66% that matures in July 2013.

(j)     This debt has an interest rate swap agreement which effectively fixes the interest rate from January 15, 2005 to February 15, 2008.